UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2022

TIMBERLINE RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34055	82-0291227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Lakeside AvenueCoeur d’Alene, Idaho	83814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 208-664-4859

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

On May 2, 2022, Timberline Resources Corporation (the “Company”) announced that it closed a non-brokered private placement of the Company to accredited investors at a price of US$0.25 per common share (the "Offering"). The Company issued 18,933,705 common shares for cash proceeds of US$4,733,426.

The Company plans to use the net proceeds of the Offering for exploration on its Nevada gold projects, primarily geology, geophysics, and drilling at its Eureka Project on the prolific Battle Mountain-Eureka Trend, and for general corporate purposes.

The Offering was previously announced in the Company’s March 30, 2022 news release.

Finders fees in the amount of US $254,005 and 1,016,022 Series N Warrants have been paid to licensed brokers and consultants in association with the Offering. The warrants have a term of 18 months and are exercisable at $0.25 USD per common share of the Company.

The securities issued in connection with the Offering will be subject to a customary four month and a day hold period in accordance with applicable Canadian securities laws and to a concurrent six month hold period in accordance with applicable U.S. securities laws.

The Offering was completed under Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”), solely to persons who qualify as accredited investors and in accordance with applicable securities laws.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On May 2, 2022, the Company issued a press release entitled “Timberline Closes Non-Brokered Private Placement.”

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Timberline Resources Corporation dated May 2, 2022*

*	The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION

Date: May 3, 2022	By:	/s/ Ted R. Sharp
Ted R. Sharp
Chief Financial Officer

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